UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

ETHAN ALLEN INTERIORS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Lake Avenue Ext., Danbury, Connecticut	06811-5286
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

                                   Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock $0.01 Par Value	ETD	New York Stock Exchange
(Title of each class)	(Trading symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2022, Ethan Allen Interiors Inc. (the “Company”) issued a press release announcing that its Board of Directors elected María Eugenia (Gina) Casar, age 62, to serve as an independent director of the Company for a term that will expire at the annual meeting of stockholders in 2022. Ms. Casar recently served as Assistant Executive Director for United Nations World Food Programme, and was responsible for Human Resources management, Wellness, Workplace Culture, Ombudsman and Ethics. Prior to that, Ms. Casar was Executive Director for AMEXCID Mexican Agency for International Cooperation from 2015 through 2017. She has held a variety of senior leadership roles throughout the United Nations, including Under Secretary General and Associate Administrator from 2014 to 2016 and CFO and Controller between 2011 and 2014 as well as previous associations with several prominent organizations based in Mexico.

The Board also appointed Ms. Casar to serve as a member of the Audit Committee and Corporate Governance, Nominations and Sustainability Committee. Ms. Casar will receive the standard compensation currently paid to non-employee directors on a pro rata basis for any partial fiscal quarters served. The standard compensation package is further described in the Company’s form DEF14A filed with the Securities and Exchange Commission on October 20, 2021 under the section entitled “Director Compensation” and is incorporated herein by reference into this Item 5.02.

There are no arrangements or understandings between Ms. Casar and any other persons pursuant to which she was selected as director. Ms. Casar does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be party, nor has she had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

A copy of the press release, dated January 25, 2022, announcing the election of Ms. Casar, is filed hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01         Other Events

On January 25, 2022, the Company issued a press release announcing that its Board of Directors declared a regular quarter cash dividend of $0.29 per share, payable on February 23, 2022 to shareholders of record at the close of business on February 8, 2022. A copy of the press release is filed hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 25, 2022, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.
Date: January 25, 2022	By:	/s/ Eric D. Koster
Eric D. Koster Vice President, General Counsel and Secretary